UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-07108

ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  October 31, 2006

Date of reporting period:    October 31, 2006

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ITEM 1.  REPORTS TO STOCKHOLDERS.
-------------------------------------------------------------------------------

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ANNUAL REPORT
-------------------------------------------------------------------------------

Alliance World Dollar Government Fund


Annual Report

October 31, 2006




     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein(R) at
(800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




December 27, 2006

Annual Report

This report provides management's discussion of fund performance for Alliance World Dollar Government Fund (the "Fund") for the annual reporting period ended October 31, 2006. The Fund is a closed-end fund that trades under the New York Stock Exchange Symbol "AWG".

Investment Objective and Policies

The Fund is a closed-end management investment company which seeks high current income and capital appreciation. To achieve this objective, it invests primarily in high-yielding, high-risk debt obligations of developing countries that the Adviser expects to benefit from improving economic and credit fundamentals. For more information regarding the Fund's risks, please see "A Word About Risk" on pages 4-5 and "Note E-Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 22.

Investment Results

The table on page 6 shows the Fund's performance compared to its benchmark, the J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global), which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, for the six- and 12-month periods ended October 31, 2006. Also included is performance for the Lipper Emerging Markets Debt Funds Average (the "Lipper Average"). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and management fees.

The Fund outperformed its benchmark for the 12-month period and underperformed for the six-month period ended October 31, 2006. For both periods, the Fund outperformed the Lipper Average. Contributing positively to performance for both periods under review was the Fund's overweight positions in Latin America, particularly Brazil and Argentina. Latin America has benefited from a cycle of capital inflows, sound policy management and strong trade performance. These conditions have bolstered dollar reserves and enabled improvements in credit profiles through better liability management. Brazil experienced stable growth, central bank easing of interest rates and debt buybacks, which led to its solid returns. Argentina benefited during the year from a completion of its debt restructuring and very strong economic growth. Both Brazil and Argentina were top performing countries within the Fund's benchmark.

Detracting from performance for both the six- and 12-month periods was security selection in Argentina. Additionally, defensive positioning relative to U.S. interest rates also hurt performance early in the period, as did a recent overweight in Ecuador, which suffered from political risk.

Leverage had a minimal impact on the Fund's six-month performance, and modestly helped for the 12-month period ended October 31, 2006.

Market Review and Investment Strategy

U.S. dollar-denominated emerging market debt posted the strongest returns within fixed-income sectors


ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 1


for the 12-month period ended October 31, 2006, returning 11.45%, according to the JPM EMBI Global. Dollar reserve accumulation in major emerging-market countries, as well as positive supply-demand technicals, continued to support the sector. However, performance during the 12-month period was uneven. Emerging market debt, along with other fixed-income sectors as well as the equity market, suffered periods of negative performance in the first half of 2006, due to the cumulative effects of U.S. interest-rate hikes. During the year, the U.S. Federal Reserve (the "Fed") continued to raise official rates an additional 1.5% in quarter point increments. Emerging market debt was additionally impacted by political risk as key elections in Peru, Brazil and Ecuador were scheduled.

Emerging market debt, along with other asset classes, bounced back strongly in the third quarter of 2006, sparked by evidence of a cooling U.S. economy led by a slowdown in the housing market, fading inflation concerns and the first U.S. monetary-policy shift in more than two years. The Fed left the Fed funds rate unchanged at 5.25% in August and September, following 425 basis points of consecutive rate hikes.

All 31 emerging-market countries represented within the JPM EMBI Global posted positive returns for the 12-month period ended October 31, 2006, with Latin countries, which returned 13.65%, outperforming the non-Latin region, which returned 8.59%. Outperforming countries for the year included Argentina at 39.88%, the Philippines at 20.90%, Ecuador at 19.76%, Indonesia at 18.60% and Brazil at 18.51%. Underperforming countries included Egypt at 3.44%, Hungary at 3.68% and Poland at 4.59%. Emerging market spreads tightened 48 basis points during the year to end the period at 194 basis points over like-duration Treasuries.

Countries favored within the Fund during the annual period under review included Brazil, Argentina, Russia, Peru and Panama. Brazil's creditworthiness was enhanced by extensive dollar reserve accumulation and a reduction of its debt-to-gross domestic product (GDP) ratio through the scheduled repurchase of approximately US $24 billion of bonds. Its intent to reach investment grade status was evidenced by improvements in its local debt structure and the central bank's announcement that it will not issue dollar debt through 2008. Moody's Investors Service recently upgraded Brazil's sovereign credit rating from Ba3 to Ba2, placing the country two steps below investment grade. The speed and depth of Brazil's rate cuts in response to declining GDP growth and well-contained inflation also made its debt attractive. As expected, President Lula da Silva was reelected in October in a landslide victory in the second runoff, easing political concerns.

Russia continued to amass tremendous reserves and repaid its entire Paris Club debt. (The Paris Club is an informal group of financial officials from 19 of the world's wealthiest nations which provide financial concessions such as debt restructuring, debt relief and debt cancellation to indebted countries).


2 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


Panama was favored as economic fundamentals there improved on all fronts. Panama's economy strengthened, helped by canal-related fees, services and expansion. Panama continued to be strongly levered to regional and global growth. Peru was also favored due to continued strong growth, low debt and low inflation.

Argentina continued to post strong growth during the period with GDP at 7.9% in the second quarter. Exports remained solid, with their economy benefiting from soft commodity prices. Also within the Fund, Ecuador was moved to an underweight position due to rising political risk. Bond prices declined sharply late in the annual reporting period as the less market-friendly presidential candidate, Rafael Correa, showed strength in pre-election polls. Correa rattled bond markets with statements that he would renegotiate Ecuador's US $11 billion in outstanding debt.


ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 3


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance on page 6 represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Alliance World Dollar Government Fund Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling 800.219.4218. The Fund also distributes its daily net asset value (NAV) to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg. The Fund's NYSE trading symbol is "AWG." Weekly comparative net asset value and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times, each Saturday in Barron's and other newspapers in a table called "Closed-End Funds." For additional information regarding this Fund, please see page 47.

Benchmark Disclosure

The unmanaged J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and eurobonds. The Lipper Emerging Markets Debt Funds Average (the "Lipper Average") consists of 13 closed-end funds. These funds have generally similar investment objectives to the Fund, although some may have different investment policies and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund invests in fixed-income foreign securities, including emerging markets, which may magnify portfolio fluctuations due to changes in interest rates and foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. High yield and lower-rated bonds involve a greater risk of default and price volatility than other bonds. Investing in below-investment grade securities presents special risks, including credit risk. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund's Adviser, the Fund may invest substantially all of its net assets in bonds that are rated below investment grade ("junk bonds") and up to 50% in securities that are not readily marketable.

The Fund may use certain investment techniques that have increased risks. For example, the Fund may use leverage, through borrowings, to enhance its returns. For this purpose, the Fund may use reverse repurchase agreements and dollar rolls, which are considered borrowings, as part of its investment strategy. Borrowings allow the Fund to increase the amount of money available to invest in debt securities. As long as the income from the securities financed is greater than the interest cost of the borrowings, the Fund's investors benefit from higher returns than if the Fund were not leveraged.

Reverse repurchase agreements involve sales by a fund of portfolio assets concurrently with an agreement by the fund to repurchase the same assets at a later date at a fixed

(Historical Performance continued on next page)


4 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


HISTORICAL PERFORMANCE
(continued from previous page)


price. During the reverse repurchase agreement period, the fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

The use of leverage, which is usually considered speculative, involves certain risks to stockholders. These include a higher volatility of the NAV of the common stock caused by favorable or adverse changes in interest rates. In addition, fluctuations in the interest rates on a fund's borrowings will affect the return to stockholders, with increases in interest rates decreasing the fund's return.

To the extent that the current interest rate on a fund's borrowings approaches the net return on the leveraged portion of the fund's investment portfolio, the benefit of leverage to stockholders will be reduced. If the current interest rate on the borrowings were to exceed the net return on that portion of the fund's portfolio, the fund's leverage would result in a lower rate of return to stockholders and in a lower NAV than if a fund were not leveraged.


(Historical Performance continued on next page)


ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)


THE FUND VS. ITS BENCHMARK
PERIODS ENDED OCTOBER 31, 2006
                                                             Returns
                                                     --------------------------
                                                       6 Months     12 Months
-------------------------------------------------------------------------------
   Alliance World Dollar Government Fund (NAV)          6.59%        12.47%

   J.P. Morgan Emerging Markets Bond Index Global       6.30%        11.45%

   Lipper Emerging Markets Debt Funds Average           5.09%        11.49%

     The Fund's Market Price per share on October 31, 2006 was $13.26. The Fund's Net Asset Value (NAV) price per share on October 31, 2006 was $14.91. For additional Financial Highlights, please see page 29.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
10/31/96 TO 10/31/06

Alliance World Dollar Government Fund (NAV): $32,748
J.P. Morgan Emerging Markets Bond Index Global: $28,669

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                         Alliance World Dollar
                         Government Fund (NAV)              JPM EMBI Global
-------------------------------------------------------------------------------
10/31/96                        $10,000                         $10,000
10/31/97                        $11,424                         $11,119
10/31/98                        $ 9,333                         $10,023
10/31/99                        $10,575                         $12,140
10/31/00                        $13,479                         $14,348
10/31/01                        $13,940                         $15,138
10/31/02                        $16,401                         $16,139
10/31/03                        $23,242                         $20,630
10/31/04                        $26,196                         $23,271
10/31/05                        $29,117                         $25,724
10/31/06                        $32,748                         $28,669


This chart illustrates the total value of an assumed $10,000 investment in Alliance World Dollar Government Fund at net asset value (NAV) (from 10/31/96 to 10/31/06) as compared to the performance of the Fund's benchmark, the J.P. Morgan Emerging Markets Bond Index Global. The chart assumes the reinvestment of dividends and capital gains distributions at prices obtained pursuant to the Fund's dividend investment plan.


See Historical Performance and Benchmark disclosures on pages 4-5.


6 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


PORTFOLIO SUMMARY
October 31, 2006


PORTFOLIO STATISTICS

Net Assets ($mil): $132.7


SECURITY TYPE BREAKDOWN*

[ ]  88.5%   Sovereign Debt Obligations           [PIE CHART OMITTED]
[ ]   0.2%   Warrants

[ ]  11.3%   Short-Term


* All data are as of October 31, 2006. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.


ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 7


PORTFOLIO OF INVESTMENTS
October 31, 2006


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-94.5%
Argentina-5.4%
Republic of Argentina
  8.28%, 12/31/33(a)                         $    3,684     $  3,710,088
  5.589%, 8/03/12(b)                              3,217        3,012,882
  Series V
  7.00%, 3/28/11                                    390          380,716
                                                            -------------
                                                               7,103,686

Brazil-14.6%
Republic of Brazil
  7.125%, 1/20/37(a)                              3,883        4,022,788
  8.00%, 1/15/18                                    873          965,101
  8.25%, 1/20/34                                  5,542        6,478,598
  8.875%, 10/14/19-4/15/24                        2,678        3,251,810
  11.00%, 8/17/40                                 3,574        4,705,171
                                                            -------------
                                                              19,423,468

Bulgaria-0.4%
Republic of Bulgaria
  8.25%, 1/15/15(c)                                 425          501,500

Colombia-2.1%
Republic of Colombia
  7.375%, 9/18/37                                   335          346,390
  10.75%, 1/15/13                                   376          463,044
  11.75%, 2/25/20                                 1,357        1,932,368
                                                            -------------
                                                               2,741,802

Costa Rica-0.4%
Republic of Costa Rica
  8.05%, 1/31/13(c)                                 258          279,930
  8.11%, 2/01/12(c)                                 239          259,315
                                                            -------------
                                                                 539,245

Dominican Republic-0.4%
Dominican Republic
  8.625%, 4/20/27(c)                                347          384,650
  9.50%, 9/27/11(c)                                 137          147,522
                                                            -------------
                                                                 532,172

Ecuador-0.6%
Republic of Ecuador
  9.375%, 12/15/15(c)                               246          262,605
  10.00%, 8/15/30(c)(d)                             539          539,539
                                                            -------------
                                                                 802,144


8 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
El Salvador-1.1%
Republic of El Salvador
  7.625%, 9/21/34(c)                          $     352     $    389,840
  7.65%, 6/15/35(c)                                 578          635,800
  8.50%, 7/25/11(c)                                 425          474,725
                                                            -------------
                                                               1,500,365

Indonesia-1.8%
Republic of Indonesia
  6.75%, 3/10/14(c)                               1,150        1,170,125
  6.875%, 3/09/17(c)                                539          556,518
  7.25%, 4/20/15(c)                                 307          324,652
  8.50%, 10/12/35(c)                                270          319,950
                                                            -------------
                                                               2,371,245

Jamaica-0.7%
Government of Jamaica
  9.25%, 10/17/25                                   118          129,033
  10.625%, 6/20/17                                  656          772,440
                                                            -------------
                                                                 901,473

Lebanon-1.2%
Lebanese Republic
  7.875%, 5/20/11(c)                                330          328,350
  10.125%, 8/06/08(c)                               979        1,019,384
  11.625%, 5/11/16(c)                               148          176,860
                                                            -------------
                                                               1,524,594

Malaysia-1.5%
Malaysia
  7.50%, 7/15/11                                  1,850        2,019,732

Mexico-14.5%
United Mexican States
  7.50%, 1/14/12                                  1,075        1,180,887
  8.125%, 12/30/19(a)                             3,779        4,591,485
  11.375%, 9/15/16                                1,607        2,314,080
  Series A
  6.375%, 1/16/13                                   555          583,305
  6.75%, 9/27/34                                    715          770,413
  8.00%, 9/24/22                                  5,594        6,777,131
  9.875%, 2/01/10                                 2,687        3,067,210
                                                            -------------
                                                              19,284,511

Morocco-0.2%
Kingdom of Morocco Loan Participation
  Series A
  6.344%, 1/01/09(b)                                308          307,753


ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 9


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Nigeria-1.7%
Central Bank of Nigeria
  6.25%, 11/15/20(d)                         $    2,250     $  2,250,000

Panama-3.1%
Republic of Panama
  6.70%, 1/26/36                                    581          583,324
  7.125%, 1/29/26                                   788          835,280
  7.25%, 3/15/15                                    325          348,888
  8.875%, 9/30/27                                   948        1,180,260
  9.375%, 7/23/12-4/01/29                           614          761,130
  9.625%, 2/08/11                                   375          426,562
                                                            -------------
                                                               4,135,444

Peru-4.3%
Republic of Peru
  7.35%, 7/21/25                                  1,694        1,850,695
  8.375%, 5/03/16                                 1,208        1,413,360
  8.75%, 11/21/33                                 1,442        1,827,735
  9.875%, 2/06/15                                   431          540,905
                                                            -------------
                                                               5,632,695

Philippines-5.3%
Republic of Philippines
  7.75%, 1/14/31                                    749          817,309
  8.00%, 1/15/16                                    138          153,353
  8.25%, 1/15/14                                    794          883,801
  8.875%, 3/17/15                                 1,035        1,202,152
  9.50%, 10/21/24-2/02/30                         1,283        1,650,174
  9.875%, 1/15/19                                 1,025        1,309,437
  10.625%, 3/16/25                                  756        1,050,840
                                                            -------------
                                                               7,067,066

Russia-18.7%
Russian Federation
  5.00%, 3/31/30(c)(d)                            8,443        9,456,160
  11.00%, 7/24/18(c)                              3,170        4,564,800
Russian Ministry of Finance
  Series V
  3.00%, 5/14/08                                 10,205        9,810,066
  Series VII
  3.00%, 5/14/11                                  1,080          965,304
                                                            -------------
                                                              24,796,330

Turkey-4.9%
Republic of Turkey
  6.875%, 3/17/36                                 1,502        1,408,125
  7.00%, 6/05/20                                  2,550        2,518,125
  7.375%, 2/05/25                                 1,196        1,204,970
  8.00%, 2/14/34                                    140          149,100
  11.00%, 1/14/13                                 1,040        1,255,800
                                                            -------------
                                                               6,536,120


10 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


                                              Shares or
                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Ukraine-2.6%
Government of Ukraine
  6.875%, 3/04/11(c)                          $     482     $    495,255
  7.65%, 6/11/13(c)                               2,525        2,701,750
  11.00%, 3/15/07(c)                                259          263,349
                                                            -------------
                                                               3,460,354

Uruguay-2.0%
Oriental Republic of Uruguay
  7.625%, 3/21/36                                   200          201,000
Republic of Uruguay
  7.875%, 1/15/33(e)                                612          654,648
  7.50%, 3/15/15                                    124          133,176
  8.00%, 11/18/22                                   749          810,793
  9.25%, 5/17/17                                    690          817,650
                                                            -------------
                                                               2,617,267

Venezuela-7.0%
Republic of Venezuela
  5.75%, 2/26/16                                    474          439,171
  7.00%, 12/01/18(c)                                643          643,965
  8.50%, 10/08/14                                   718          798,057
  9.25%, 9/15/27(a)                               1,721        2,128,016
  9.375%, 1/13/34                                   130          162,695
  10.75%, 9/19/13                                 3,485        4,277,838
  13.625%, 8/15/18                                  583          871,585
                                                            -------------
                                                               9,321,327

Total Sovereign Debt Obligations
  (cost $115,281,787)                                        125,370,293

WARRANTS-0.2%
Central Bank of Nigeria,
  expiring 11/15/20(f)                            1,250          237,500
Republic of Venezuela,
  expiring 4/15/20(f)                            20,599               -0-

Total Warrants
  (cost $0)                                                      237,500

SHORT-TERM INVESTMENTS-12.1%
Time Deposit-12.1%
Societe Generale
  5.29%, 11/01/06
  (cost $16,100,000)                         $   16,100       16,100,000

Total Investments-106.8%
  (cost $131,381,787)                                        141,707,793
Other assets less liabilities-(6.8)%                          (9,007,939)

Net Assets-100.0%                                           $132,699,854


ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 11


CREDIT DEFAULT SWAP CONTRACTS (see Note C)

                                 Notional                                         Unrealized
Swap Counterparty &               Amount        Interest       Termination       Appreciation/
Referenced Obligation             (000)           Rate            Date          (Depreciation)
----------------------------------------------------------------------------------------------
Buy Contracts:

Citigroup Global
Markets, Inc.
(Republic of Hungary
4.50%, 2/6/13)                    $   350          0.50%         11/26/13         $  (3,756)

JPMorgan Securities,
Inc. (Republic of
Hungary
4.75%, 2/3/15)                      1,490          0.30          10/20/15            13,886

Sale Contracts:

Citigroup Global
Markets, Inc.
(Republic of Brazil
12.25%, 3/6/30)                     2,583          1.98           4/20/07            22,129

Citigroup Global
Markets, Inc.
(Republic of Brazil
12.25%, 3/6/30)                     2,540          3.09           8/20/10           206,830

Citigroup Global
Markets, Inc.
(Republic of Columbia
8.375%, 2/15/27)                    1,150          1.13           1/20/07             5,974

Citigroup Global
Markets, Inc.
(Republic of Philippines
10.625%, 3/16/25)                     520          4.95           3/20/09            52,363

Credit Suisse Markets, Inc.
(Republic of Brazil
12.25%, 3/6/30)                       775          6.90           6/20/07            52,123

Credit Suisse Markets, Inc.
(Republic of Venezuela
9.25%, 9/15/27)                       950          3.17          10/20/15            57,423

Deutsche Bank AG
London (Republic of Brazil
12.25%, 3/6/30)                     2,583          1.90           4/20/07            21,099

Morgan Stanley
(Republic of Brazil
10.125%, 5/15/27)                     800         17.75           2/13/08           205,669


INTEREST RATE SWAP CONTRACT (see Note C)

                                                          Rate Type
                                                 ---------------------------
                    Notional                       Payments       Payments         Unrealized
     Swap            Amount       Termination       made by     received by       Appreciation/
 Counterparty        (000)           Date          the Fund      the Fund        (Depreciation)
-----------------------------------------------------------------------------------------------
   Morgan
   Guaranty          $ 2,749        1/01/09          LIBOR        6.8526%         $(511,410)


12 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

REVERSE REPURCHASE AGREEMENT (see Note C)

                                       Interest
Broker                                   Rate       Maturity       Amount
-------------------------------------------------------------------------------
JPMorgan Chase & Co.                     3.05%      11/02/06   $  1,127,913
JPMorgan Chase & Co.                     4.50       12/29/06      1,023,636
JPMorgan Chase & Co.                     4.60       11/03/06      1,854,362
JPMorgan Chase & Co.                     4.80       12/29/06      3,691,683
JPMorgan Chase & Co.                     5.00       12/29/06      3,640,778
                                                               -------------
                                                               $ 11,338,372


(a) Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The aggregate market value of these securities amounted to $14,452,377.

(b) Floating Rate Security. Stated interest rate was in effect at October 31, 2006.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, the aggregate market value of these securities amounted to $25,896,544 or 19.5% of net assets.

(d) Coupon changes periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2006.

(e)  Pay-In-Kind Payments (PIK).

(f)  Non-income producing security.

     Glossary:
     LIBOR - London Interbank Offered Rates

     See notes to financial statements.


ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 13


STATEMENT OF ASSETS & LIABILITIES
October 31, 2006


Assets
Investments in securities, at value (cost $131,381,787)          $ 141,707,793
Cash                                                                   498,852
Unrealized appreciation of credit default swap contracts               637,496
Receivable for investment securities sold                            5,747,602
Interest receivable                                                  2,092,656
Total assets                                                       150,684,399

Liabilities
Due to broker                                                        1,766,473
Unrealized depreciation of interest rate swap contract                 511,410
Unrealized depreciation of credit default swap contracts                 3,756
Reverse repurchase agreements                                       11,338,372
Payable for investment securities purchased                          3,868,511
Advisory fee payable                                                   103,036
Administrative fee payable                                              28,001
Accrued expenses                                                       364,986
Total liabilities                                                   17,984,545
Net Assets                                                       $ 132,699,854

Composition of Net Assets
Capital stock, at par                                            $      88,975
Additional paid-in capital                                         117,469,653
Distributions in excess of net investment income                      (287,012)
Accumulated net realized gain on investment transactions             4,979,902
Net unrealized appreciation of investments                          10,448,336
                                                                 --------------
                                                                 $ 132,699,854

Net Asset Value Per Share--100 million shares of capital
stock authorized, $.01 par value
  (based on 8,897,497 shares outstanding)                               $14.91


See notes to financial statements.

14 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


STATEMENT OF OPERATIONS
Year Ended October 31, 2006


Investment Income
Interest                                                          $  9,424,600

Expenses
Advisory fee                                    $  1,156,541
Printing                                             274,159
Custodian                                            190,468
Administrative                                       103,000
Audit                                                 90,331
Legal                                                 82,201
Directors' fees                                       43,024
Transfer agency                                       27,984
Registration                                          23,485
Miscellaneous                                          5,904
Total expenses before interest expense             1,997,097
Interest expense                                     374,908
Total expenses                                                       2,372,005
Net investment income                                                7,052,595

Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
  Investment transactions                                            5,773,834
  Swap contracts                                                       (79,247)
  Written options                                                       27,665
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                          399,703
  Swap contracts                                                       870,924
  Written options                                                       (2,696)
Net gain on investment transactions                                  6,990,183
Net Increase in Net Assets from
  Operations                                                      $ 14,042,778


See notes to financial statements.

ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 15

STATEMENT OF CHANGES IN NET ASSETS

                                                 Year Ended        Year Ended
                                                 October 31,       October 31,
                                                    2006              2005
                                               --------------    --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $  7,052,595      $  6,955,512
Net realized gain on investment
  transactions                                     5,722,252         5,970,594
Net change in unrealized
  appreciation/depreciation of
  investments                                      1,267,931          (712,958)
Net increase in net assets from
  operations                                      14,042,778        12,213,148

Dividends to Shareholders from
Net investment income                             (7,456,069)       (7,367,228)
Total increase                                     6,586,709         4,845,920

Net Assets
Beginning of period                              126,113,145       121,267,225
End of period (including distributions
  in excess of net investment income
  of ($287,012) and ($127,176),
  respectively)                                 $132,699,854      $126,113,145


See notes to financial statements.


16 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


NOTES TO FINANCIAL STATEMENTS
October 31, 2006

NOTE A

Significant Accounting Policies

Alliance World Dollar Government Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 20, 1992 and is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known


ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 17


as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


18 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


5. Repurchase Agreements

The Fund's custodian or designated subcustodian will take control of securities as collateral under repurchase agreements and determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.


NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee at an annual rate of .90% of the Fund's average weekly net assets. Prior to October 1, 2005, the Fund paid the Adviser an advisory fee at an annual rate of 1.00% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly.

Pursuant to an Administration Agreement, for the year ended October 31, 2006, the Fund paid the Adviser an administrative fee in the amount of $103,000 for its costs incurred for providing administrative services. Such fee is accrued daily and paid monthly.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended October 31, 2006, there was no reimbursement paid to ABIS.


NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2006, were as follows:

                                             Purchases           Sales
                                           --------------    --------------
Investment securities (excluding
  U.S. government securities)               $ 90,325,513      $ 80,610,910
U.S. government securities                            -0-               -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap contracts) are as follows:

Cost                                                         $ 131,641,303
Gross unrealized appreciation                                $  10,250,390
Gross unrealized depreciation                                     (183,900)
Net unrealized appreciation                                  $  10,066,490


ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 19


1. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund's selling or buying a security at a price different from the current market value.

Transactions in written options for the year ended October 31, 2006, were as follows:

                                              Number of          Premiums
                                              Contracts          Received
                                             ------------       -----------
Options outstanding at
  October 31, 2005                             1,532,000         $  19,522
Options written                                  820,000             8,143
Options terminated in closing purchase
  transactions                                (1,520,000)          (17,629)
Options expired                                 (832,000)          (10,036)
Options outstanding at
  October 31, 2006                                    -0-        $      -0-


20 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


2. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statements of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) interim fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the


ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 21


Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At October 31, 2006, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $11,901,000, with net unrealized appreciation of $623,610 and terms ranging from 3 months to 9 years, as reflected in the portfolio of investments.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. At October 31, 2006, the Fund had no Buy Contracts outstanding with the same referenced obligations and same counterparities as Sale Contracts outstanding.

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended October 31, 2006, the average amount of reverse repurchase agreements outstanding was $9,639,293 and the daily weighted average interest rate was 3.76%.

NOTE D

Capital Stock

During the years ended October 31, 2006 and October 31, 2005, the Fund did not issue any shares in connection with the Fund's dividend reinvestment plan.

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominately speculative risks.


22 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


Concentration of Risk--Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economics of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

Leverage Risk--The Fund may use certain investment techniques that have increased risks. For example, the Fund may use leverage, through borrowings, to enhance its returns. For this purpose, the Fund may use reverse repurchase agreements and dollar rolls, which are considered borrowings, as part of its investment strategy. Borrowings allow the Fund to increase the amount of money available to invest in debt securities. As long as the income from the securities financed is greater than the interest cost of the borrowings, the Fund's investors benefit from higher returns than if the Fund were not leveraged.

The use of leverage, which is usually considered speculative, involves certain risks to stockholders. These include a higher volatility of the NAV of the common stock caused by favorable or adverse changes in interest rates. In addition, fluctuations in the interest rates on a fund's borrowings will affect the return to stockholders, with increases in interest rates decreasing the fund's return.

To the extent that the current interest rate on a fund's borrowings approaches the net return on the leveraged portion of the fund's investment portfolio, the benefit of leverage to stockholders will be reduced. If the current interest rate on the borrowings were to exceed the net return on that portion of the fund's portfolio, the fund's leverage would result in a lower rate of return to stockholders and in a lower NAV than if a fund were not leveraged.


ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 23


NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2006 and October 31, 2005 were as follows:

                                                2006              2005
                                            -------------     -------------
Distributions paid from:
  Ordinary income                            $ 7,456,069       $ 7,367,228
Total taxable distributions                    7,456,069         7,367,228
Total distributions paid                     $ 7,456,069       $ 7,367,228


As of October 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                 $  1,479,128
Accumulated capital and other losses                             4,032,027(a)
Unrealized appreciation/(depreciation)                           9,630,071(b)
Total accumulated earnings/(deficit)                          $ 15,141,226

(a) During the fiscal year, the Fund utilized capital loss carryforwards of $244,081.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and the difference between book and tax treatment of swap income.


During the current fiscal year, permanent differences primarily due to the tax treatment of swap income, tax character of paydown gain/losses, and the tax treatment of bond premium, resulted in a net decrease in distributions in excess of net investment income and a decrease in accumulated net realized gain on investment transactions. This reclassification had no effect on net assets.


NOTE G

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.


24 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland (the "Mutual Fund MDL"). Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

      (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

      (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.


ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 25


On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a defendant in the Aucoin Complaint. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and


26 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.


NOTE H

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax


ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 27


authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


28 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                                Year Ended October 31,
                                            ---------------------------------------------------------------
                                                2006         2005         2004(a)      2003         2002(b)
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $14.17       $13.63       $13.05       $ 9.98       $ 9.43

Income From Investment
  Operations
Net investment income(c)                         .79          .78          .77         1.04         1.06
Net realized and unrealized
  gain on investment
  transactions                                   .79          .59          .76         2.98          .59
Net increase in net asset value
  from operations                               1.58         1.37         1.53         4.02         1.65

Less: Dividends and
  Distributions
Dividends from net
  investment income                             (.84)        (.83)        (.95)        (.95)       (1.07)
Distributions in excess of
  net investment income                           -0-          -0-          -0-          -0-        (.02)
Tax return of capital                             -0-          -0-          -0-          -0-        (.01)
Total dividends and distributions               (.84)        (.83)        (.95)        (.95)       (1.10)
Net asset value, end of period                $14.91       $14.17       $13.63       $13.05       $ 9.98
Market value, end of period                   $13.26       $12.09       $12.20       $12.70       $ 9.55
Discount                                      (11.07)%     (14.68)%     (10.49)%      (2.68)%      (4.31)%

Total Return
Total investment return based on:(d)
  Market value                                 17.23%        5.95%        3.67%       44.12%        5.16%
  Net asset value                              12.47%       11.15%       12.71%       41.71%       17.66%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $132,700     $126,113     $121,267     $115,986      $88,735
Ratio to average net assets of:
  Expenses                                      1.85%(e)     1.54%        1.59%        2.05%        1.87%
  Expenses, excluding
    interest expense                            1.55%(e)     1.54%        1.58%        1.63%        1.64%
  Net investment income                         5.49%(e)     5.60%        5.82%        8.80%       10.55%
Portfolio turnover rate                           67%          86%         198%         131%         197%


See footnote summary on page 30.


ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 29


(a) As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended October 31, 2004, was to decrease net investment income per share by $.09 and increase net realized and unrealized gain (loss) on investment transactions per share by $.09, and decrease the ratio of net investment income to average net assets by .67%.

(b) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.02, increase net realized and unrealized gain on investments per share by $0.02, and decrease the ratio of net investment income to average net assets from 10.67% to 10.55%.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e) The ratio includes expenses attributable to estimated cost of proxy solicitation.


30 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of
Directors of Alliance World Dollar Government Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance World Dollar Government Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance World Dollar Government Fund, Inc. at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

New York, New York
December 19, 2006


ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 31


TAX INFORMATION
(unaudited)


0.1% of the ordinary income dividends paid by the Fund during the fiscal year ended October 31, 2006, qualify as "interest related dividends" for non-U.S. shareholders.


32 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


ADDITIONAL INFORMATION
(unaudited)


Alliance World Dollar Government Fund

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which distributions to shareholders will be paid in or reinvested in additional shares of the Fund. Computershare Trust Company N.A. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares a distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.


ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 33


The automatic reinvestment of distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 43010, Providence, RI 02940-3010.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund.


34 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


BOARD OF DIRECTORS


William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon(2), Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Administrator

AllianceBernstein L.P.
1345 Avenue of the Americas
New York, NY 10105


Custodian

The Bank of New York
One Wall Street
New York, NY 10286


Dividend Paying Agent, Transfer Agent and Registrar

Computershare Trust Company N.A.
P.O. Box 43010
Providence, RI 02940-3010


Independent Registered
Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036


Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


Notice is hereby given in accordance with Section 23(c) of the Investment CompanyAct of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

Annual Certifications--As required, on April 20, 2006, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.

This report, including the financial statements therein, is transmitted to the shareholders of Alliance World Dollar Government Fund for their information.This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

(1) Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

(2) The day-to-day management of, and investment decisions for, the Fund's portfolio are made by the Global Fixed Income Emerging Market Investment Team. While all members of the team work jointly to determine the majority of the investment strategy including security selection for the Fund, Messers. Paul J. DeNoon, Fernando Grisales, Michael Mon, Douglas Peebles and Matthew Sheridan, members of the Global Fixed Income Emerging Market Investment Team, are primarily responsible for the day-to-day management of the Fund's portfolio.


ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 35


MANAGEMENT OF THE FUND


Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                        PORTFOLIOS
                                                                                         IN FUND           OTHER
   NAME, ADDRESS,                             PRINCIPAL                                  COMPLEX       DIRECTORSHIPS
       AGE,                                 OCCUPATION(S)                               OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                        DURING PAST 5 YEARS                             DIRECTOR        DIRECTOR
------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O. Mayer, +                   Executive Vice President of                            111            SCB Partners,
1345 Avenue of the                 the Adviser since 2001 and                                            Inc.,
Americas                           Executive Managing Director of                                        SCB Inc.
New York, NY 10105                 AllianceBernstein Investments, Inc.
49                                 ("ABI") since 2003; prior thereto
(2003)                             he was head of AllianceBernstein
                                   Institutional Investments, a unit of
                                   the Adviser, from 2001-2003. Prior
                                   thereto, Chief Executive Officer of
                                   Sanford C. Bernstein & Co., LLC
                                   (institutional research and brokerage
                                   arm of Bernstein & Co., LLC) and its
                                   predecessor since prior to 2001.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #           Investment adviser and an                              113            None
P.O. Box 5060                      independent consultant. He
Greenwich, CT 06831                was formerly Senior Manager
Chairman of the Board              of Barrett Associates, Inc., a
74                                 registered investment adviser,
(1992)                             with which he had been associated
                                   since prior to 2001. He was formerly
                                   Deputy Comptroller and Chief
                                   Investment Officer of the State of
                                   New York and, prior thereto, Chief
                                   Investment Officer of the New York
                                   Bank for Savings.

David H. Dievler, #                Independent consultant. Until                          112            None
P.O. Box 167                       December 1994, Senior Vice
Spring Lake, NJ 07762              President of AllianceBernstein
77                                 Corporation ("AB Corp.") (Formerly
(1992)                             Alliance Capital Management
                                   Corporation ("ACMC")) responsible
                                   for mutual fund administration. Prior
                                   to joining AB Corp. in 1984, he was
                                   Chief Financial Officer of Eberstadt
                                   Asset Management since 1968.
                                   Prior to that, he was a Senior
                                   Manager at Price Waterhouse & Co.
                                   Member of American Institute of
                                   Certified Public Accountants since
                                   1953.


36 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


                                                                                        PORTFOLIOS
                                                                                         IN FUND           OTHER
   NAME, ADDRESS,                             PRINCIPAL                                  COMPLEX       DIRECTORSHIPS
       AGE,                                 OCCUPATION(S)                               OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                        DURING PAST 5 YEARS                             DIRECTOR        DIRECTOR
------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)
John H. Dobkin, #                  Consultant. Formerly President of                      111            None
P.O. Box 12                        Save Venice, Inc. (preservation
Annandale, NY 12504                organization) from 2001-2002, a
64                                 Senior Advisor from June 1999-
(1992)                             June 2000 and President of Historic
                                   Hudson Valley (historic preservation)
                                   from December 1989-May 1999.
                                   Previously, Director of the National
                                   Academy of Design and during
                                   1988 - 1992, he was Director and
                                   Chairman of the Audit Committee
                                   of AB Corp. (formerly ACMC).

Michael J. Downey, #               Consultant since January 2004.                         111            Asia Pacific
c/o AllianceBernstein L.P.         Formerly managing partner of                                          Fund, Inc.
1345 Avenue of the                 Lexington Capital, LLC (investment                                    and The
Americas                           advisory firm) from December 1997                                     Merger Fund
Attn: Philip L. Kirstein           until December 2003. Prior thereto,
New York, NY 10105                 Chairman and CEO of Prudential
62                                 Mutual Fund Management (1987-
(2005)                             1993).

D. James Guzy, #                   Chairman of the Board of PLX                           111            Intel Corporation
P.O. Box 128                       Technology (semi-conductors) and                                      (semi-conductors),
Glenbrook, NV 89413                of SRC Computers Inc., with which                                     Cirrus Logic
70                                 he has been associated since prior to                                 Corporation
(2005)                             2001. He is also President of the Arbor                               (semi-conductors)
                                   Company (private family investments).                                 and the Davis
                                                                                                         Selected
                                                                                                         Advisors Group
                                                                                                         of Mutual Funds

Nancy P. Jacklin, #                Formerly US Executive Director of the                  111            None
4046 Chancery Court NW             International Monetary Fund (December
Washington, DC 20007               2002-May 2006); Partner, Clifford
58                                 Chance (1992-2002); Senior Counsel,
(2006)                             International Banking and Finance, and
                                   Associate General Counsel, Citicorp
                                   (1985-1992); Assistant General
                                   Counsel (International), Federal
                                   Reserve Board of Govenors (1982-
                                   1985); and Attorney Advisor, US
                                   Department of the Treasury (1973-
                                   1982). Member of the Bar of the
                                   District of Columbia and of New York;
                                   and member of the Council on Foreign
                                   Relations.


ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 37

                                                                                        PORTFOLIOS
                                                                                         IN FUND           OTHER
   NAME, ADDRESS,                             PRINCIPAL                                  COMPLEX       DIRECTORSHIPS
       AGE,                                 OCCUPATION(S)                               OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                        DURING PAST 5 YEARS                             DIRECTOR        DIRECTOR
------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)
Marshall C. Turner, Jr., #         Principal of Turner Venture Associates                 111            The George Lucas
220 Montgomery Street              (venture capital and consulting)                                      Educational
Penthouse 10                       since prior to 2001. From 2003                                        Foundation and
San Francisco, CA 94104            until May 31, 2006, he was CEO                                        National Datacast,
65                                 of Toppan Photomasks, Inc., Austin,                                   Inc.
(2005)                             Texas (semi-conductor manufacturing
                                   services).


*    There is no stated term of office for the Fund's Directors.

#    Member of the Audit Committee, the Independent Directors Committee and the
Governance and Nominating Committee.

+    Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.


38 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


Officer Information

Certain information concerning the Fund's Officers is listed below.

  NAME, ADDRESS*                POSITION(S)                     PRINCIPAL OCCUPATION
   AND AGE                    HELD WITH FUND                     DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------
Marc O. Mayer, 49             President                     See biography above.

Philip L. Kirstein, 61        Senior Vice President         Senior Vice President and Independent
                              and Independent               Compliance Officer of the Alliance-
                              Compliance Officer            Bernstein Funds, with which he has
                                                            been associated since October 2004.
                                                            Prior thereto, he was Of Counsel to
                                                            Kirkpatrick & Lockhart, LLP from
                                                            October 2003 to October 2004, and
                                                            General Counsel of Merrill Lynch
                                                            Investment Managers, L.P. since prior
                                                            to 2001 until March 2003.

Paul J. DeNoon, 44            Vice President                Senior Vice President of the Adviser**,
                                                            with which he has been associated
                                                            since prior to 2001.

Emilie D. Wrapp, 51           Secretary                     Senior Vice President, Assistant
                                                            General Counsel and Assistant
                                                            Secretary of ABI**, with which she has
                                                            been associated since prior to 2001.

Joseph J. Mantineo, 47        Treasurer and Chief           Senior Vice President of
                              Financial Officer             AllianceBernstein Investor Services, Inc.
                                                            ("ABIS")**, with which he has been
                                                            associated since prior to 2001.

Vincent S. Noto, 42           Controller                    Vice President of ABIS**, with which
                                                            he has been associated since prior
                                                            to 2001.


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**   The Adviser, ABI and ABIS are affiliates of the Fund.


ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 39


INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND'S ADVISORY AND ADMINISTRATION AGREEMENTS.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser and the continuance of the Administration Agreement between the Adviser (in such capacity, the "Administrator") and the Fund at a meeting held on September 13, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement and Administration Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement and the Administration Agreement, the directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

     2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

     5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

     6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;


40 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


     7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund;

     8. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

     9. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Fund;

     10. the Adviser's representation that there are no institutional products managed by it which have a substantially similar investment style as the Fund;

     11. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser;

     12.  the terms of the Advisory Agreement; and

     13.  the terms of the Administration Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, and (ii) between the Fund and the Administrator, as provided in the Administration Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement and the Administration Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, that the



ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 41


Administrator should continue to be the administrator for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement, and to the Administrator pursuant to the Administration Agreement, are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. The Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the
Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors noted that the Advisory Agreement for the Fund does not contain a reimbursement provision for the cost of certain administrative and other services provided by the Adviser. The directors noted that under the Administration Agreement, the Administrator, subject to the supervision of the directors, provides the following services: (a) oversees the determination and publication of the Fund's net asset value; (b) oversees the maintenance of the books and records of the Fund; (c) arranges for bank or other borrowing by the Fund, pursuant to the Adviser's determination of the lenders, timing, amount and terms of any such borrowing; (d) prepares the Fund's federal, state and local income tax returns; (e) prepares the financial information for the Fund's proxy statements and reports to shareholders; (f) prepares the Fund's periodic financial and other reports to regulatory agencies; (g) responds to or refers, as appropriate, shareholder inquiries; (h) coordinates audit examinations; and
(i) conducts asset maintenance tests and prepares related reports. With respect to (g) the directors noted that the Fund pays AllianceBernstein Investor Services to respond to certain types of shareholder inquiries pursuant to a Shareholder Inquiry Agency Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the Administration Agreement and noted that the scope of services provided by advisers and administrators of funds had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Adviser (including in its capacity as Administrator of the Fund) is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of


42 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser (including in its capacity as Administrator) for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology. The directors noted that the updated methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund. The directors also noted that a subsidiary of the Adviser provides certain shareholder services to the Fund and receives compensation from the Fund for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's subsidiary did not receive the benefits described above. The


ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 43


directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by the Adviser showing performance of the Fund as compared to other funds in the Lipper Emerging Markets Debt Funds Average (the "Lipper Average") for periods ended June 30, 2006 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (inception November 1992) and for each of the last ten calendar years, and as compared to the JP Morgan Emerging Markets Bond Index Global (the "Index") for periods ended June 30, 2005 over the YTD, 1-, 3-, 5- and 10-year periods (information was not available for the since inception period). The directors noted that in the Lipper Average comparison (13 funds in the YTD period, including the Fund and Alliance World Dollar Government Fund II, Inc., another closed-end fund advised by the Adviser), the Fund's performance was at the Lipper median in the YTD and since inception periods, materially above the Lipper median in the 10-year period, slightly below the Lipper median in the 5-year period and significantly below the Lipper median in the 1- and 3-year periods, and that the Fund's calendar year performance was significantly above the Lipper median in 2000, 2002 and 2005, materially above the Lipper median in 1997, slightly above the Lipper median in 1998, slightly below the Lipper median in 1996, 1999 and 2003, and significantly below the Lipper median in 2001 and 2004. The directors further noted that the Fund outperformed the Index in all periods reviewed and that this comparison was affected by the fact that the Fund utilizes leverage whereas the Index is not leveraged. Based on their review, the directors concluded that the Fund's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the latest fiscal period actual management fees paid by the Fund (advisory fees paid to the Adviser and administration fees paid to the Adviser (in its capacity as Administrator of the Fund)) and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund. They compared the combined advisory and administration fees paid by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General, the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser (other than money market funds) and that the open-


44 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


end funds had benefited from such reductions since 2004. The directors noted that the Fund's contractual advisory fee rate was higher than the fee rate charged to an open-end emerging market debt fund managed by the Adviser, and that the Fund's fee rate exceeded the rate paid by the open-end fund prior to the settlement related reduction. The directors further noted that, at their September 14 and 16, 2005 meeting, the directors considered and approved the Adviser's proposal, in response to the directors' request for advisory and administration fee reductions, to amend the Advisory Agreement effective October 1, 2005 to reduce the fee rate by 10 basis points (from 1.00% to 0.90%) and the Administrator's proposal to replace the 15 basis points fee in the Administration Agreement with an amount equal to no more than the cost to the Administrator of providing administrative services subject to a maximum of 15 basis points.

The Adviser informed the directors that there are no institutional products managed by it that have a substantially similar investment style as the Fund. The directors reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involve investments in securities of the same type that the Fund invests in (i.e., emerging market fixed income). They had previously received an oral presentation from the Adviser that supplemented such information.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients, and that fees charged to the Fund reflect the costs and risks of the additional obligations. In light of these facts, the directors did not place significant weight on these fee comparisons.

In evaluating the Adviser's proposal the directors took into account the fact that the Fund utilizes leverage and that as a result the value of the Fund assets that the Adviser invests and reinvests is materially greater than its net assets. However, the advisory fee is calculated based on the Fund's net assets. The directors noted that many leveraged funds pay advisory fees based on "adjusted net assets" which results in such funds paying advisory fees on the assets supported by leverage, and that if the advisory fee paid by the Fund was expressed as a percentage of its adjusted net assets the fee rate would be materially lower than the rate stated in the Advisory Agreement.


ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 45


The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by
Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Fund's investment classification/objective. The directors noted that because of the small number of funds in the Fund's Lipper category, at the request of the Adviser and the Fund's Senior Officer, Lipper had expanded the Expense Group and Expense Universe of the Fund to include funds that are allowed to utilize leverage but do not do so. The expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The Lipper information included the pro forma expense ratio provided by the Adviser assuming the new lower contractual advisory and administration fees effective October 1, 2005 had been in effect throughout fiscal 2005. All references to expense ratios are to the pro forma expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others.

The information reviewed by the directors showed that the Fund's latest fiscal period actual management fees of 98.6 basis points (the pro forma combined advisory and administration fees paid under the Advisory and Administration Agreements) were materially lower than the Expense Group median and somewhat lower than the Expense Universe median. The directors also noted that the Fund's pro forma total expense ratio was somewhat lower than the Expense Group median and significantly lower than the Expense Universe median. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors considered that the Fund is a closed-end Fund and that it was not expected to have meaningful asset growth as a result. In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund's assets grow to be a material factor in their deliberations. The directors noted that if the Fund's net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized.


46 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


SUMMARY OF GENERAL INFORMATION


Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 219-4218. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of The Wall Street Journal each day, under the designation "AllncWrld". The Fund's NYSE trading symbol is "AWG". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.


ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 47


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS


--------------------------------------------------
Wealth Strategies Funds
--------------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------------
Blended Style Funds
--------------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------------
Growth Funds
--------------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------------
Value Funds
--------------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------------
Taxable Bond Funds
--------------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------------
Municipal Bond Funds
--------------------------------------------------
National                      Michigan
Insured National              Minnesota
Arizona                       New Jersey
California                    New York
Insured California            Ohio
Florida                       Pennsylvania
Massachusetts                 Virginia

--------------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------------
Closed-End Funds
--------------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------------
Retirement Strategies Funds
--------------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


48 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


-------------------------------------------------------------------------------
Privacy Notice

AllianceBernstein, the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.
-------------------------------------------------------------------------------




ALLIANCE WORLD DOLLAR GOVERNMENT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672




     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


AWDGF-0151-1006


ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                               Audit-Related
                           Audit Fees               Fees               Tax Fees
                           ----------          -------------           --------

       2005                  $55,000               $5,925               $17,704
       2006                  $57,500               $7,015               $28,250


 (d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):


                                                             Total Amount of
                                                          Foregoing Column Pre-
                                                          approved by the Audit
                                    All Fees for                Committee
                                 Non-Audit Services       (Portion Comprised of
                                   Provided to the          Audit Related Fees)
                               Portfolio, the Advisers    (Portion Comprised of
                                and Service Affiliate           Tax Fees)
-------------------------------------------------------------------------------


           2005                        $904,922                  [$193,629]
                                                                 ($175,925)
                                                                  ($17,704)
           2006                      $1,047,310                  [$168,936]
                                                                 ($140,686)
                                                                  ($28,250)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

David H. Dievler          William H. Foulk, Jr
John H. Dobkin            D. James Guzy.
Michael J. Downey         Nancy P. Jacklin
                          Marshall C. Turner, Jr


ITEM 6.  SCHEDULE OF INVESTMENTS.
Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for Proxy Voting

October 2006

1.  Introduction

As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2.  Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

    2.1  Corporate Governance

AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.


    2.2 Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-US markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

    2.3 Appointment of Auditors

AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.

    2.4 Changes in Legal and Capital Structure

Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

    2.5 Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

    2.6 Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

    2.7 Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

    2.8 Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans.
We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

    2.9 Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.


3. Proxy Voting Procedures

    3.1 Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

    3.2 Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

    3.3 Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks.
Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

    3.4 Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

    3.5 Proxy Voting Records

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) The management of and investment decisions for the Fund's portfolio are made by the Global Fixed Income: Emerging Markets Investment Team.

The following table lists the five members of the team with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been involved in the management of the Fund, and each person's principal occupation during the past five years:

Employee; Year; Title                   Principal Occupation During the Past Five (5)
                                        Years

Paul DeNoon; principally                Senior Vice President of AB with which he has
responsible for the Fund since          been associated in a substantially similar capacity
August 2002-Senior Vice President       to his current position since prior to 2001, and
of AllianceBernstein L.P. ("AB")        Director of Emerging Market Debt.
and Director of Emerging Market
Debt

Fernando Grisales; since January        Assistant Vice President of AB, with which he has
2005-Assistant Vice President of AB     been associated since October 2001. He provided
                                        trade support to Alliance's Bernstein Private
                                        Wealth Group from October 2001 until June
                                        2003. From June 2003 until January 2005, he
                                        worked as a portfolio assistant for the Global
                                        Fixed Income Team and became an Assistant
                                        Portfolio Manager for the Global Fixed Income:
                                        Emerging Markets Investment Team in January
                                        2005.

Michael L. Mon; since August 2002-      Vice President of AB with which he has been.
Vice President of AB                    associated in a substantially similar capacity to his
                                        current position since prior to 2001

Douglas J. Peebles; since August        Executive Vice President of AB, with which he
2002-Executive Vice President of        has been associated in a substantially similar
AB, Chief Investment Officer and        capacity to his current position since prior to
Co-Head of Fixed Income                 2001, and Chief Investment Officer and Co-Head
                                        of Fixed Income.

Matthew Sheridan; since October         Vice President of AB, with which he has been
2005-Vice President of AB               associated in a substantially similar capacity to his
                                        current position since prior to 2001.


(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended October 31, 2006.

                                   REGISTERED INVESTMENT COMPANIES
                                         (excluding the Fund)
------------------------------------------------------------------------------------------------------
                                                                                  Total Assets of
                                                              Number of              Registered
                    Total Number      Total Assets of        Registered -            Investment
                   of Registered        Registered            Investment              Companies
                    Investment          Investment        Companies Managed          Managed with
Portfolio            Companies           Companies         with Performance       Performance-based
Manager               Managed             Managed             based Fees                 Fees
------------------------------------------------------------------------------------------------------
Matthew                   4           $1,626,000,000             None                     None
Sheridan

Michael Mon               4           $1,212,000,000             None                     None

Paul DeNoon               8           $5,129,000,000             None                     None

Fernando                  1           $1,005,000,000             None                     None
Grisales

Douglas                   2           $1,085,000,000             None                     None
Peebles

                                        POOLED INVESTMENT VEHICLES
------------------------------------------------------------------------------------------------------
                    Total Number                           Number of Pooled      Total Assets of
                     of Pooled                            Investment Vehicles   Pooled Investment
                     Investment        Total Assets of        Managed with       Vehicles Managed
Portfolio             Vehicles        Pooled Investment    Performance-based     with Performance-
Manager                Managed         Vehicles Managed           Fees              based Fees
------------------------------------------------------------------------------------------------------
Matthew                   2              $931,000,000             None                  None
Sheridan

Michael Mon             None                     None             None                  None

Paul DeNoon                6          $12,634,000,000             None                  None

Fernando                None                     None             None                  None
Grisales

Douglas                 None                     None             None                  None
Peebles


OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------
                   Total Number                                Number of Other       Total Assets of
                     of Other           Total Assets of        Accounts Managed       Other Accounts
Portfolio            Accounts            Other Accounts        with Performance-     with Performance-
Manager              Managed                Managed               based Fees            based Fees
------------------------------------------------------------------------------------------------------
Matthew                8                 $592,000,000                 None                 None
Sheridan

Michael Mon            1                 $107,000,000                 None                 None

Paul DeNoon            1                  $24,000,000                 None                 None

Fernando            None                         None                 None                 None
Grisales

Douglas             None                         None                 None                 None
Peebles

Investment Professional Conflict of Interest Disclosure

    As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

    Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

    Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients.
Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

    Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

    Alliance's procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

    To address these conflicts of interest, Alliance's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(a) (3) Portfolio Manager Compensation

    Alliance's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

    (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

    (ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance's leadership criteria.

    (iii) Discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"): Alliance's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance's clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.(1)

    (iv) Contributions under Alliance's Profit Sharing/401(k) Plan: The contributions are based on Alliance's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

(a) (4) The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of the Fund's fiscal year ended October 31, 2006 is set forth below:

                                DOLLAR RANGE OF EQUITY
                                SECURITIES IN THE FUND
------------------------------------------------------
Paul DeNoon                     None
Fernando Grisales               None
Michael Mon                     None
Douglas Peebles                 None
Matthew Sheridan                None


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.


ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.   DESCRIPTION OF EXHIBIT

12 (a) (1)    Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)    Certification of Principal Executive Officer Pursuant to
              Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)    Certification of Principal Financial Officer Pursuant to
              Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
              Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  Alliance World Dollar Government Fund, Inc.

By:  /s/ Marc O. Mayer
----------------------
Marc O. Mayer
President

Date:  December 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Marc O. Mayer
----------------------
Marc O. Mayer
President

Date:    December 29, 2006

By:  /s/ Joseph J. Mantineo
---------------------------
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:    December 29, 2006

(1) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital's Master Limited Partnership Units.